UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2022

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of principal executive offices) (Zip Code)

(208) 769-4100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On February 17, 2022, the Company issued a news release discussing certain exploration activities during the fourth quarter of 2021 and reporting reserve and resource estimates as of December 31, 2021. A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Cautionary Statements to Investors on Reserves and Resources

The news release furnished herewith uses the terms “mineral resources”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. Mineral resources that are not mineral reserves do not have demonstrated economic viability. You should not assume that all or any part of measured or indicated mineral resources will ever be converted into mineral reserves. Further, inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically, and an inferred mineral resource may not be considered when assessing the economic viability of a mining project, and may not be converted to a mineral reserve. On October 31, 2018, the SEC adopted new mining disclosure rules (“S-K 1300”) that is more closely aligned with current industry and global regulatory practices and standards, including National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) which we also comply with because we are also a “reporting issuer” under Canadian securities laws. While S-K 1300 is more closely aligned with NI 43-101 than the prior SEC mining disclosure rules, there are some differences. NI 43-101 is a rule developed by the Canadian Securities Administrators, which established standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Unless otherwise indicated, all resource and reserve estimates contained in this press release have been prepared in accordance with NI 43-101 as well as S-K 1300.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other documents filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release dated February 17, 2022. *

104	Cover Page Interactive Data File (formatted as Inline BRL and contained in Exhibit 101).

* Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        February 17, 2022

Hecla Mining Company

By:	/s/ David C. Sienko
David C. Sienko
Vice President & General Counsel

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